UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2004

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

           Maryland                      000-24302               52-1545782
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

    7168 Columbia Gateway Drive, Columbia, Maryland               21046
        (Address of Principal Executive Offices)                (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

Item 12. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

      On January 22, 2004 Columbia Bancorp issued a press release reporting fourth quarter 2003 financial results. The press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit     Description
      -------     -----------

       99.1       Press Release issued January 22, 2004

                         [Signature on following page.]


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COLUMBIA BANCORP

                                                /s/ John A. Scaldara, Jr.
                                                --------------------------------
                                                Name:  John A. Scaldara, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary

Date: January 22, 2004


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

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Press Release issued January 22, 2004


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